Exhibit 99.2

QUARTERLY SUPPLEMENTAL 4Q 2025 AT THE VERY HEART OF HEALTHCARE.®

COMPANY OVERVIEW FORWARD-LOOKING STATEMENTS Company Information 3 This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, FINANCIAL INFORMATION “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, prospects, industry, asset sales, Reconciliation of Funds from Operations 6 tenant conditions, and anticipated rent. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results Debt Summary 7 or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) the risk that projected rents may be lower than anticipated or realized later than expected; Debt Maturities and Debt Metrics 8 (ii) the risk that the timing, outcome and terms of the bankruptcy restructuring of Prospect will not be consistent with those anticipated by the Company; (iii) our success in implementing our business strategy and our ability to identify, PORTFOLIO INFORMATION underwrite, finance, consummate and integrate acquisitions and investments; (iv) the risk that previously announced or contemplated property sales, loan Lease and Loan Maturity Schedule 9 repayments, and other capital recycling transactions do not occur as anticipated or at all; (v) the risk that MPT is not able to attain its leverage, liquidity and cost Total Assets and Revenues of capital objectives within a reasonable time period or at all; (vi) MPT’s ability to obtain or modify the terms of debt financing on attractive terms or at all, as a by Asset Type, Operator, State and Country 10 result of changes in interest rates and other factors, which may adversely impact our ability to pay down, refinance, restructure or extend our indebtedness, Rent Coverage 13 including extending our 2026 credit facility, as it becomes due, or pursue acquisition and development opportunities; (vii) the ability of our tenants, Summary of Active Developments operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (viii) the ability of our tenants and operators and Capital Addition Projects 15 to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (ix) the risk that we are unable to monetize our investments in FINANCIAL STATEMENTS certain tenants at full value within a reasonable time period or at all; (x) the risk that the operations of our tenants will be negatively impacted by changes to Consolidated Statements of Income 16 Medicaid funding introduced by the OBBBA; and (xi) the risks and uncertainties of litigation or other regulatory proceedings. Consolidated Balance Sheets 17 The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk Investments in Unconsolidated Real Estate factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and as Joint Ventures 18 may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially Investments in Unconsolidated Operating Entities 19 from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned not to place undue reliance on Appendix—Non-GAAP Reconciliations 20 forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made. Pictured above: Idaho Falls Community Hospital—Idaho Falls, Idaho. On the cover: Oakwood Springs – Operated by Lifepoint Behavioral Health – Oklahoma City, Oklahoma. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 2

COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions and real estate investment trust formed in 2003 recapitalizations and allows operators of hospitals to acquire and develop net-leased hospital facilities. to unlock the value of their real estate assets to From its inception in Birmingham, Alabama, the fund facility improvements, technology upgrades Company has grown to become one of the world’s and other investments in operations. largest owners of hospital real estate. As of December 31, 2025. 384 52 ~39,000 31 9 properties operators hospital beds U.S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 3

MPT Oﬃcers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer J. Kevin Hanna Senior Vice President, Controller and Chief Accounting Officer Rosa H. Williams Senior Vice President of Operations and Secretary Larry H. Portal Senior Vice President, Senior Advisor to the CEO Charles R. Lambert Senior Vice President of Finance and Treasurer R. Lucas Savage Vice President, Head of Global Acquisitions Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner Caterina A. Mozingo 10500 Liberty Parkway Emily W. Murphy Birmingham, AL 35242 Elizabeth N. Pitman D. Paul Sparks, Jr. (205) 969-3755 | (205) 969-3756 (fax) Michael G. Stewart C. Reynolds Thompson, III MPT.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 4

INVESTOR RELATIONS Contact Charles Lambert, Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com Transfer Stock Exchange Agent Listing and Trading Symbol Equniti Trust Company, LLC New York Stock Exchange 28 Liberty Street, Floor 53 (NYSE): MPT New York, NY 10005 https://equiniti.com/us Pictured above: Idaho Falls Community Hospital—Idaho Falls, Idaho. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 5

FINANCIAL INFORMATION RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Twelve Months Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 FFO INFORMATION: Net income (loss) attributable to MPT common stockholders $ 17,313 $ (412,848) $ (277,049) $ (2,410,271) Participating securities’ share in earnings (292) (139) (889) (946) Net income (loss), less participating securities’ share in earnings $ 17,021 $ (412,987) $ (277,938) $ (2,411,217) Depreciation and amortization 82,247 79,396 322,712 509,524 Gain on sale of real estate (2,044) (3,497) (6,200) (478,693) Real estate impairment charges 18,705 300,987 145,350 980,263 Funds from operations $ 115,929 $ (36,101) $ 183,924 $ (1,400,123) Other impairment charges, net 19,164 85,654 59,651 1,258,443 Litigation, bankruptcy and other costs 2,399 4,801 13,477 51,308 Share-based compensation (fair value adjustments) (A) (13,703)—(10,259) -Non-cash fair value adjustments (16,928) 52,194 106,442 563,666 Tax rate changes and other (261) 523 (11,231) 5,119 Debt refinancing and unutilized financing costs—615 4,273 4,292 Normalized funds from operations $ 106,600 $ 107,686 $ 346,277 $ 482,705 Certain non-cash and related recovery information: Share-based compensation (A) $ 8,585 $ 2,321 $ 36,005 $ 32,902 Debt costs amortization $ 7,484 $ 5,292 $ 27,919 $ 20,061 Non-cash rent and interest revenue (B) $ 355 $—$ 704 $ -Cash recoveries of non-cash rent and interest revenue (C) $ 562 $ 542 $ 2,182 $ 7,382 Straight-line rent revenue from operating and finance leases $ (39,065) $ (48,627) $ (164,010) $ (178,022) PER DILUTED SHARE DATA: Net income (loss), less participating securities’ share in earnings $ 0.03 $ (0.69) $ (0.46) $ (4.02) Depreciation and amortization 0.13 0.14 0.54 0.86 Gain on sale of real estate—(0.01) (0.01) (0.80) Real estate impairment charges 0.03 0.50 0.24 1.63 Funds from operations $ 0.19 $ (0.06) $ 0.31 $ (2.33) Other impairment charges, net 0.04 0.14 0.10 2.08 Litigation, bankruptcy and other costs—0.01 0.02 0.09 Share-based compensation (fair value adjustments) (A) (0.02)—(0.02) -Non-cash fair value adjustments (0.03) 0.09 0.18 0.94 Tax rate changes and other — (0.02) 0.01 Debt refinancing and unutilized financing costs — 0.01 0.01 Normalized funds from operations $ 0.18 $ 0.18 $ 0.58 $ 0.80 Certain non-cash and related recovery information: Share-based compensation (A) $ 0.01 $—$ 0.06 $ 0 .05 Debt costs amortization $ 0.01 $ 0.01 $ 0.05 $ 0 .03 Non-cash rent and interest revenue (B) $—$—$—$ -Cash recoveries of non-cash rent and interest revenue (C) $—$—$—$ 0 .01 Straight-line rent revenue from operating and finance leases $ (0.07) $ (0.08) $ (0.27) $ (0.30) Notes: Investors and analysts following the real estate industry utilize funds from operations (“FFO”) as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization, including amortization related to in-place lease intangibles, and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the Nareit definition, we disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs (if any not paid by our tenants) to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with all activity of our equity interests in the “Earnings (loss) from equity interests” line on the consolidated statements of income. (A) Total share-based compensation expense for GAAP purposes is $(5.1) million and $25.7 million for the three and twelve months ended December 31, 2025, respectively, (including the impact from changes in estimated payouts of certain performance awards and fair value adjustments on certain awards that are to be settled in cash). Cash-settled awards are typically recorded in accordance with GAAP at fair value and measured at each balance sheet date until settlement. The resulting fluctuations, which are primarily driven by changes in our stock price rather than operational performance, can introduce significant volatility in our earnings. To enhance comparability and provide a more stable view of performance over time, NFFO reflects $13.7 million and $10.3 million of additional expense in the three and twelve months ended December 31, 2025, respectively, to arrive at total share-based compensation expense using grant date fair value for all awards (including cash-settled awards) and removing the positive impact in the period from the change in estimate of the payout of our 2023 performance awards of $8.6 million and $36.0 million for the three and twelve months ended December 31, 2025. (B) Includes revenue accrued during the period but not received in cash, such as deferred rent, payment-in-kind (“PIK”) interest or other accruals. (C) Includes cash received to satisfy previously accrued non-cash revenue, such as the cash receipt of previously deferred rent or PIK interest. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 6

FINANCIAL INFORMATION (As of December 31, 2025) ($ amounts in thousands) DEBT SUMMARY Debt Instrument Rate Type Rate Balance 2026 Secured Credit Facility Revolver(A)(B) Variable 4.998% $ 638,063 2027 Secured Term Loan Variable 6.066% 200,000 0.993% Notes Due 2026 (€500M)(B) Fixed 0.993% 587,300 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 3.692% Notes Due 2028 (£600M)(B) Fixed 3.692% 808,500 4.625% Notes Due 2029 Fixed 4.625% 900,000 3.375% Notes Due 2030 (£350M)(B) Fixed 3.375% 471,625 3.500% Notes Due 2031 Fixed 3.500% 1,300,000 7.000% Secured Notes Due 2032 (€1B)(B) Fixed 7.000% 1,174,600 8.500% Secured Notes Due 2032 Fixed 8.500% 1,500,000 2034 Secured GBP Term Loan (£631M)(B) Fixed 6.877% 850,784 $ 9,830,872 Debt issuance costs and discount (133,037) Weighted average rate 5.360% $ 9,697,835 Variable 9% Fixed 91% (A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions. $200 million was repaid on January 2, 2026. (B) Non-USD denominated debt converted to U.S. dollars at December 31, 2025. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 7

FINANCIAL INFORMATION

(As of December 31, 2025)
($ amounts in thousands)

DEBT MATURITIES

Year	Senior Notes	Term Loans/Revolver	Total Debt	% of Total
2026	$ 587,300	$ 638,063 (A)	$ 1,225,363	12.5%
2027	1,400,000	200,000	1,600,000	16.3%
2028	808,500	-	808,500	8.2%
2029	900,000	-	900,000	9.2%
2030	471,625	-	471,625	4.8%
2031	1,300,000	-	1,300,000	13.2%
2032	2,674,600	-	2,674,600	27.2%
2033	-	-	-	0.0%
2034	-	850,784	850,784	8.6%
Totals	**$ 8,142,025**	**$ 1,688,847**	**$ 9,830,872**	**100.0%**

DEBT BY LOCAL CURRENCY

	Senior Notes	Term Loans/Revolver	Total Debt	% of Total
United States dollars	$ 5,100,000	$ 655,000	$ 5,755,000	58.5%
British pound sterling	1,280,125	850,784	2,130,909	21.7%
Euros	1,761,900	117,460	1,879,360	19.1%
Swiss francs	-	65,603	65,603	0.7%
Totals	**$ 8,142,025**	**$ 1,688,847**	**$ 9,830,872**	**100.0%**

DEBT METRICS (B)

	For the Three Months Ended December 31, 2025
Adjusted Net Debt to Annualized EBITDA*re* Ratios:	
Adjusted Net Debt	$ 8,626,404
Adjusted Annualized EBITDA*re*	$ 1,019,580
Adjusted Net Debt to Adjusted Annualized EBITDA*re* Ratio (C)	8.5x
Adjusted Net Debt	$ 8,626,404
Transaction Adjusted Annualized EBITDA*re*	$ 1,017,340
Adjusted Net Debt to Transaction Adjusted Annualized EBITDA*re* Ratio (C)	8.5x
Leverage Ratio:	
Unsecured Debt	$ 5,467,425
Secured Debt	4,363,447
Total Debt	$ 9,830,872
Total Gross Assets (D)	$ 16,664,831
Financial Leverage	59.0%
Interest Coverage Ratio:	
Interest Expense	$ 132,457
Capitalized Interest	3,690
Debt Costs Amortization	(6,920)
Total Interest	$ 129,227
Adjusted EBITDA*re*	$ 254,895
Adjusted Interest Coverage Ratio	2.0x

(A) As part of our Credit Facility amendment on February 13, 2025, we provided notice to extend the maturity to June 30, 2027, subject to the satisfaction of certain other conditions.

(B) Not intended to reflect covenants per debt agreements.

(C) 4Q 2025 EBITDAre includes $21.7 million of cash received from tenants accounted for on a cash-basis for revenue that represents a catchup of prior period rents owed. Adjusted Net Debt to Adjusted Annualized EBITDAre and Transaction Adjusted Annualized EBITDAre ratios would be 9.3x excluding these catchup cash receipts.

(D) Total Gross Assets equals total assets plus real estate accumulated depreciation and amortization.

See appendix for reconciliation of Non-GAAP financial measures.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 8

PORTFOLIO INFORMATION LEASE AND LOAN MATURITY SCHEDULE (A) (As of December 31, 2025) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2026 1 $ 228 0.0% 2027 1 3,681 0.3% 2028 7 17,746 1.5% 2029 4 16,112 1.4% 2030 10 7,128 0.6% 2031 4 3,852 0.3% 2032 21 60,495 5.2% 2033 5 6,201 0.6% 2034 8 62,889 5.5% 2035 7 25,516 2.2% Thereafter 301 950,848 82.4% 369 # $ 1,154,696 100.0% Percentage of total base rent/interest 100% 90% 82.4% 80% 70% 60% 50% 40% 30% 20% 10% 5.2% 5.5% 0.0% 0.3% 1.5% 1.4% 0.6% 0.3% 0.6% 2.2% 0% (A) Schedule includes leases and mortgage loans and related terms as of December 31, 2025. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal or other options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures, except vacant properties (less than 1% of total assets), facilities that are under development, and transitioning properties. (D) Represents base rent/interest income contractually owed per the lease/loan agreements on an annualized basis as of period end (including foreign currency exchange rates) but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues), or any reserves or write-offs. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 9

PORTFOLIO INFORMATION

TOTAL ASSETS AND REVENUES BY ASSET TYPE

(December 31, 2025)

($ amounts in thousands)

Asset Types	Properties	Total Assets[(A)]	Percentage of Total Assets	Q4 2025 Revenues	Percentage of Q4 2025 Revenues
General Acute Care Hospitals	168	$ 8,769,909	58.5%	$ 159,221	58.9%
Behavioral Health Facilities	68	2,445,418	16.3%	54,646	20.2%
Post Acute Care Facilities	128	1,671,616	11.1%	54,425	20.1%
Freestanding ER/Urgent Care Facilities	20	109,271	0.7%	2,050	0.8%
Other	-	2,005,561	13.4%	-	-
Total	384	$ 15,001,775	100.0%	$ 270,342	100.0%

TOTAL ASSETS BY ASSET TYPE


13%
1%
11%
16%
59%
General Acute Care Hospitals
Behavioral Health Facilities
Post Acute Care Facilities
Freestanding ER/Urgent Care Facilities
Other

TOTAL REVENUES BY ASSET TYPE


1%
20%
20%
59%

DOMESTIC ASSETS BY ASSET TYPE


14%
2%
13%
12%
59%
General Acute Care Hospitals
Behavioral Health Facilities
Post Acute Care Facilities
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC REVENUES BY ASSET TYPE


1%
30%
55%
14%

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.

(A) Reflects total assets on our consolidated balance sheets.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 10

PORTFOLIO INFORMATION

TOTAL ASSETS - LARGEST INDIVIDUAL FACILITY

(December 31, 2025)

Operators	Largest Individual Facility as a Percentage of Total Assets(A)
Circle Health	1.4%
Priory Group	0.9%
Healthcare Systems of America	1.8%
Swiss Medical Network	1.8%
Lifepoint Behavioral Health	0.5%
47 operators	1.6%

Largest Individual Facility Investment is Less Than 2% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

MPT invests in real estate, not the consolidated financial performance of its tenants. Each facility is underwritten for characteristics that make the infrastructure attractive to any experienced, competent operator - not just the current tenant. If we have underwritten these correctly, then coupled with our absolute net master lease structure, our real estate will be attractive to a replacement operator, should we find it necessary to transition. Such underwriting characteristics include:

- ***Physical Quality***
- ***Financial***
- ***Demographics and Market***
- ***Competition***

TOTAL ASSETS AND REVENUES BY OPERATOR

(December 31, 2025)

($ amounts in thousands)

Operators	Properties	Total Assets(A)	Percentage of Total Assets	Q4 2025 Revenues	Percentage of Q4 2025 Revenues
Circle Health	36	$ 2,121,848	14.1%	$ 54,055	20.0%
Priory Group	37	1,301,888	8.7%	27,108	10.0%
Healthcare Systems of America	8	1,200,996	8.0%	19,403 (B)	7.2%
Swiss Medical Network	19	873,703	5.8%	745	0.3%
Lifepoint Behavioral Health	19	809,492	5.4%	21,037	7.8%
MEDIAN	81	676,424	4.5%	8,803	3.3%
Ernest Health	28	616,219	4.1%	18,884	7.0%
NOR Healthcare Systems	6	519,321	3.5%	-	0.0%
Lifepoint Health	8	458,055	3.1%	15,321	5.7%
Ramsay Health Care	8	405,924	2.7%	6,842	2.5%
42 operators	134	4,012,344	26.7%	98,144	36.2%
Other	-	2,005,561	13.4%	-	-
Total	**384**	**$ 15,001,775**	**100.0%**	**$ 270,342**	**100.0%**

(A) Reflects total assets on our consolidated balance sheets.
(B) Approximately $4 million (September rent) related to this cash-basis tenant was not received until October 1, 2025. The revenue from this receipt was recognized in Q4 2025 along with October-December contractual rent.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025

11

PORTFOLIO INFORMATION

TOTAL ASSETS AND REVENUES BY U.S. STATE AND COUNTRY

(December 31, 2025)

($ amounts in thousands)

U.S. States and Other Countries	Properties	Total Assets[(A)]	Percentage of Total Assets	Q4 2025 Revenues	Percentage of Q4 2025 Revenues
Texas	44	$ 1,427,391	9.5%	$ 27,868	10.3%
California	17	977,890	6.5%	26,633	9.9%
Florida	6	834,940	5.6%	12,468	4.6%
Ohio	9	330,189	2.2%	6,530	2.4%
Arizona	8	328,873	2.2%	9,343	3.5%
26 Other States	77	2,480,182	16.5%	71,479	26.4%
Other	-	1,072,900	7.2%	-	-
United States	**161**	**$ 7,452,365**	**49.7%**	**$ 154,321**	**57.1%**
United Kingdom	92	$ 4,184,188	27.9%	$ 94,989	35.1%
Switzerland	19	873,703	5.8%	745	0.3%
Germany	85	751,806	5.0%	11,026	4.1%
Spain	9	302,323	2.0%	3,227	1.2%
Other Countries	18	504,729	3.4%	6,034	2.2%
Other	-	932,661	6.2%	-	-
International	**223**	**$ 7,549,410**	**50.3%**	**$ 116,021**	**42.9%**
Total	**384**	**$ 15,001,775**	**100.0%**	**$ 270,342**	**100.0%**

Note: Investments in operating entities are allocated pro rata based on the gross book value of the real estate. Such pro rata allocations are subject to change from period to period.
(A) Reflects total assets on our consolidated balance sheets.

TOTAL ASSETS BY COUNTRY



50%
28%
6%
5%
2%
3%
6%
United States
United Kingdom
Switzerland
Germany
Spain
Other Countries
Other

TOTAL REVENUES BY COUNTRY



57%
35%
1%
4%
1%
2%

ASSETS BY U.S. STATE



10%
7%
6%
2%
2%
16%
7%
Texas
California
Florida
Ohio
Arizona
26 Other States
Other

REVENUES BY U.S. STATE



10%
10%
5%
2%
4%
26%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 12

PORTFOLIO INFORMATION TOTAL PORTFOLIO TTM EBITDARM(A)(B) RENT COVERAGE YoY and SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE EBITDARM Rent Coverage 3.1x 3.1x 3.00x 2.9x 2.6x 2.6x 2.5x 2.50x 2.1x 2.1x 2.1x 2.0x 2.00x 1.9x 1.9x 1.50x 1.00x 0.50x 0.00x General Acute Care Hospitals Post Acute Care Facilities (C) Behavioral Health Total Portfolio Facilities Q3 2024 TTM Q2 2025 TTM Q3 2025 TTM % of Total Assets(D) 58.5% 11.1% 16.3% 85.9% Notes: All data presented is on a trailing twelve month (“TTM”) basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and September 30, 2025. (A) EBITDARM is facility-level earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM includes normal GAAP expensed maintenance and repair costs. EBITDARM does not give effect for capitalized expenditures that extend the life or improve the facility and equipment to increase revenues at the facility. The majority of these types of capital expenditures are financed and do not have an immediate cash impact. MPT’s rent has priority and is not subordinate to capitalized expenses. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT’s tenants. Where MPT owns assets through unconsolidated joint ventures, MPT’s proportionate share of EBITDARM and Rent is included. MPT has not independently verified this information, but has no reason to believe this information is inaccurate in any material respect. TTM Coverages are calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.—EBITDARM figures for California hospitals include amounts expected to be received under the Hospital Quality Assurance Fee (“HQAF”) Program 8. The HQAF amounts are based on the current payment model from the California Hospital Association which was approved by CMS on December 19, 2023. (B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025. (C) Post Acute Care Facilities property type includes both Inpatient Rehabilitation Hospitals and Long Term Acute Care Hospitals. (D) Reflects percentage of total assets on December 31, 2025 balance sheet. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 13

PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM RENT COVERAGE

EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	TTM EBITDARM Rent Coverage[(B)]
Priory Group	$	1,257,975	Behavioral	2.2x
MEDIAN		676,424	Post Acute	2.0x
Ernest Health		616,219	Post Acute	2.4x
Swiss Medical Network		597,094	General Acute	2.0x
Aspris Children's Services		248,227	Behavioral	2.1x
Surgery Partners		225,422	General Acute	5.8x
Pipeline Health System		195,796	General Acute	2.3x
Vibra Healthcare		185,379	Post Acute	2.1x
Prime Healthcare		156,857	General Acute	2.5x
IMED Hospitales		134,224	General Acute	2.0x
Other Reporting Tenants		579,686	Various	3.5x
Total	**$**	**4,873,303**		**2.6x**

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	TTM EBITDARM Rent Coverage
International Operator 1	$	2,075,033	General Acute	2.6x
Domestic Operator 1		458,055	General Acute	2.5x
Domestic Operator 2		261,662	General Acute	2.9x
Domestic Operator 3		809,492	Behavioral	1.5x
Domestic Operator 4		79,691	General Acute	8.6x
Total	**$**	**3,683,933**		**2.6x**

PROPERTY-LEVEL REPORTING NOT REQUIRED AND/OR NOT AVAILABLE

Tenant		Net Investment (in thousands)[(A)]	Primary Property Type	Comments
Healthcare Systems of America	$	1,119,843	General Acute	U.S. hospital operator with eight community hospitals across three states
NOR Healthcare Systems		508,176	General Acute	U.S. hospital operator with six general acute hospitals in California
Ramsay Health Care UK		405,924	General Acute	One of the largest healthcare operators in the world; Parent guaranty; Investment grade-rated
Pihlajalinna		220,812	General Acute	One of Finland's leading providers of social and health services
CommonSpirit Health		162,278	General Acute	One of the largest nonprofit healthcare operators in the U.S.; Investment grade-rated
Quorum Health		138,260	General Acute	U.S. hospital operator with twelve community hospitals across nine states
HonorHealth		132,232	General Acute	One of Arizona's largest nonprofit healthcare systems; Investment grade-rated
Saint Luke's - Kansas City		118,985	General Acute	Investment grade-rated and largest nonprofit healthcare organization in Missouri
NHS		87,790	General Acute	Single-payor government entity in UK
Insight Health		49,283	General Acute	U.S. hospital operator with eight medical centers across four states
Prospect Medical Holdings		41,414	General Acute	In court restructuring ongoing
NeuroPsychiatric Hospitals		25,703	Behavioral	U.S. hospital operator with nine behavioral health hospitals; Parent guaranty
Community Health Systems		24,229	General Acute	Publicly-traded U.S. hospital operator
Tenor Health		19,327	General Acute	Growing non-profit hospital operator focused on turnaround opportunities
AHRK Holdings		7,538	General Acute	CMS designated Critical Care Access Hospital
Total	**$**	**3,061,794**		

Above data represents approximately 92% of MPT Total Real Estate Investment

Notes: All data presented is on a trailing twelve month ("TTM") basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and September 30, 2025.
(A) Investment figures exclude equity investments, non-real estate loans, freestanding ER/urgent care facilities, and facilities under development.
(B) General Acute Care coverages, Behavioral Health coverages and Total Portfolio coverages do not include operators whose data is not required, available, or re-tenanted during 2024-2025.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025

14

PORTFOLIO INFORMATION

SUMMARY OF ACTIVE DEVELOPMENTS AND CAPITAL ADDITION PROJECTS AS OF DECEMBER 31, 2025(A)

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of December 31, 2025	Cost Remaining	Estimated Construction Completion Date
Lifepoint Behavioral	Arizona	$ 10,659	$ 8,281	$ 2,378	1Q26
IMED	Spain	43,495	39,797	3,698	2Q26
IMED	Spain	67,054	39,954	27,100	4Q26
Healthcare Systems of America	Florida	43,500	2,064	41,436	2Q27
Other	Various	554	210	344	2Q26
		$ 165,262	$ 90,306	$ 74,956	

(A) In addition to the above projects, the costs of which will be included in lease bases upon which the lessees will pay rent, we are constructing two hospitals for which there is no presently-identified lessee; these projects were both originally planned to be operated by a former tenant. We have completed construction to the stage where the building is "weathered in" and environmentally secure so as to physically protect our investment while we actively market the hospitals for sale or lease. As of December 31, 2025, we estimate that the cost of additional construction that we believe will be more efficient if completed in the near term (such as electing to accelerate completion of a parking structure at one hospital), approximates between $10 million and $15 million. If we agree to lease terms for any prospective tenant, we expect such terms will include construction specifications of such prospective lessee, and we may elect to fund such completion for addition to the final lease base upon which we would be paid rent. Alternatively, we may elect to sell one or both of the facilities, in which case we would not expect to incur material additional costs.

We have completed our built-to-suit headquarters facility in Birmingham, Alabama. Remaining funding costs are estimated to be between $10 million and $15 million.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025

15

FINANCIAL STATEMENTS CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (Amounts in thousands, except per share data) For the Three Months Ended For the Twelve Months Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 REVENUES Rent billed $ 212,492 $ 166,965 $ 736,543 $ 719,749 Straight-line rent 35,966 43,695 152,163 163,414 Income from financing leases 9,963 9,819 39,735 63,651 Interest and other income 11,921 11,365 43,581 48,733 Total revenues 270,342 231,844 972,022 995,547 EXPENSES Interest 132,457 101,466 510,362 417,824 Real estate depreciation and amortization 67,123 64,956 265,405 447,657 Property-related(A) 9,524 9,780 36,415 27,255 General and administrative 24,585 28,489 130,427 133,789 Total expenses 233,689 204,691 942,609 1,026,525 OTHER (EXPENSE) INCOME Gain on sale of real estate 1,389 3,497 5,545 478,693 Real estate and other impairment charges, net (34,663) (386,973) (193,947) (1,825,402) Earnings (loss) from equity interests 24,138 2,923 97,851 (366,642) Debt refinancing and unutilized financing costs—(615) (3,629) (4,292) Other (including fair value adjustments on securities) (1,414) (48,744) (172,552) (615,565) Total other expense (10,550) (429,912) (266,732) (2,333,208) Income (loss) before income tax 26,103 (402,759) (237,319) (2,364,186) Income tax expense (8,506) (9,563) (38,618) (44,101) Net income (loss) 17,597 (412,322) (275,937) (2,408,287) Net income attributable to non-controlling interests (284) (526) (1,112) (1,984) Net income (loss) attributable to MPT common stockholders $ 17,313 $ (412,848) $ (277,049) $ (2,410,271) EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income (loss) attributable to MPT common stockholders $ 0 .03 $ (0.69) $ (0.46) $ (4.02) WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 600,966 600,402 600,892 600,248 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 600,966 600,402 600,892 600,248 $—$—DIVIDENDS DECLARED PER COMMON SHARE $ 0 .09 $ 0 .08 $ 0 .33 $ 0 .46 (A) Includes $3.0 million and $3.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended December 31, 2025 and 2024, respectively, and $12.3 million and $13.7 million for the twelve months ended December 31, 2025 and 2024, respectively. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 16

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) December 31, 2025 December 31, 2024 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 12,205,687 $ 11,259,842 Investment in financing leases 421,684 1,057,770 Real estate held for sale—34,019 Mortgage loans 123,651 119,912 Gross investment in real estate assets 12,751,022 12,471,543 Accumulated depreciation and amortization (1,663,056) (1,422,948) Net investment in real estate assets 11,087,966 11,048,595 Cash and cash equivalents 540,859 332,335 Interest and rent receivables 19,210 36,327 Straight-line rent receivables 881,452 700,783 Investments in unconsolidated real estate joint ventures 1,399,777 1,156,397 Investments in unconsolidated operating entities 322,179 439,578 Other loans 186,292 109,175 Other assets 564,040 471,404 Total Assets $ 15,001,775 $ 14,294,594 LIABILITIES AND EQUITY Liabilities Debt, net $ 9,697,835 $ 8,848,112 Accounts payable and accrued expenses 549,105 454,209 Deferred revenue 19,289 29,445 Obligations to tenants and other lease liabilities 128,297 129,045 Total Liabilities 10,394,526 9,460,811 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding —Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding—597,008 shares at December 31, 2025 and 600,403 shares at December 31, 2024 597 600 Additional paid-in capital 8,573,396 8,584,917 Retained deficit (4,136,011) (3,658,516) Accumulated other comprehensive income (loss) 168,213 (94,272) Total Medical Properties Trust, Inc. stockholders’ equity 4,606,195 4,832,729 Non-controlling interests 1,054 1,054 Total Equity 4,607,249 4,833,783 Total Liabilities and Equity $ 15,001,775 $ 14,294,594 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025 17

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES

(As of and for the three months ended December 31, 2025)

(Unaudited)

($ amounts in thousands)

	MEDIAN[B]	Swiss Medical Network[C]	CommonSpirit[D]	Policlinico di Monza[E]	HM Hospitales[F]	Total	MPT Pro Rata Share
Gross real estate	$ 2,095,182	$ 1,893,772	$ 1,452,817	$ 196,884	$ 397,683	$ 6,036,338	$ 3,017,591
Cash	24,635	2,774	3,815	15,093	2,315	48,632	23,808
Accumulated depreciation and amortization	(357,473)	(241,717)	-	(44,470)	(51,994)	(695,654)	(393,957)
Other assets	124,199	76,840	8,288	4,714	11,581	225,622	125,655
Total Assets	**$ 1,886,543**	**$ 1,731,669**	**$ 1,464,920**	**$ 172,221**	**$ 359,585**	**$ 5,614,938**	**$ 2,773,097**
Debt (third party)	$ 790,557	$ 718,224	$ 770,000	$ -	$ 152,478	$ 2,431,259	$ 1,160,684
Other liabilities	122,595	142,084	47,104	40	88,517	400,340	212,636
Equity and shareholder loans	973,391 [A]	871,361	647,816	172,181	118,590	2,783,339	1,399,777
Total Liabilities and Equity	**$ 1,886,543**	**$ 1,731,669**	**$ 1,464,920**	**$ 172,221**	**$ 359,585**	**$ 5,614,938**	**$ 2,773,097**
MPT share of real estate joint venture	**50%**	**70%**	**25%**	**50%**	**45%**		
Total	**$ 486,695**	**$ 611,347**	**$ 162,278**	**$ 86,091**	**$ 53,366**		**$ 1,399,777**

	MEDIAN[B]	Swiss Medical Network[C]	CommonSpirit[D]	Policlinico di Monza[E]	HM Hospitales[F]	Total	MPT Pro Rata Share
Total revenues	**$ 36,390**	**$ 23,208**	**$ 24,865**	**$ 4,268**	**$ 4,137**	**$ 92,868**	**$ 44,702**
Other expenses (income):							
Property-related	$ 1,114	$ 1,295	$ 189	$ 1,304	$ 90	$ 3,992	$ 2,205
Interest	21,143	4,022	13,056	-	570	38,791	16,920
Real estate depreciation and amortization	12,228	10,462	-	1,113	2,193	25,996	14,998
General and administrative	1,131	353	-	79	16	1,579	860
Fair value adjustments	-	-	(60,765)	-	-	(60,765)	(15,222)
Gain on sale of real estate	-	(934)	-	-	-	(934)	(655)
Income and other taxes	821	1,208	-	-	323	2,352	1,404
Non-controlling interest expense	-	-	123	-	-	123	31
Total other expenses (income)	**$ 36,437**	**$ 16,406**	**$ (47,397)**	**$ 2,496**	**$ 3,192**	**$ 11,134**	**$ 20,541**
Net income	**$ (47)**	**$ 6,802**	**$ 72,262**	**$ 1,772**	**$ 945**	**$ 81,734**	**$ 24,161**
MPT share of real estate joint venture	**50%**	**70%**	**25%**	**50%**	**45%**		
Earnings from equity interests	**$ (24)**	**$ 4,772**	**$ 18,102**	**$ 886**	**$ 425**		**$ 24,161** [G]

(A) Includes a €309 million loan from both shareholders.

(B) MPT managed joint venture of 71-owned German facilities that are fully leased.

(C) Represents ownership in Infracore, which owns and leases 17 Switzerland facilities. We also have two Infracore facilities currently under development.

(D) Represents ownership in five Utah facilities that are fully leased. The joint venture elected to apply specialized accounting and reporting for investment companies under Topic 946, which measures the underlying investments at fair value. For this quarter, our share of the joint venture's favorable fair value adjustment was $15.2 million, primarily related to real estate.

(E) Represents ownership in eight Italian facilities that are fully leased.

(F) Represents ownership in two Spanish facilities that are fully leased.

(G) Excludes $23,000 of amortization of equity investment costs.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025

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FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES

(Amounts in thousands)

OPERATING ENTITY INVESTMENT FRAMEWORK

MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.

- *Passive investments typically needed in order to acquire the larger real estate transactions.*
- *Cash payments go to previous owner and not to the tenant, with limited exceptions.*
- *Operators are vetted as part of our overall underwriting process.*
- *Potential for outsized returns and organic growth.*
- *Certain of these investments entitle us to customary minority rights and protections.*
- *Typically, no additional operating loss exposure beyond our investment.*
- *Proven track record of successful investments, including Ernest Health, Capella Healthcare and Springstone.*

Operator	Investment as of December 31, 2025	Ownership Interest	Structure
Swiss Medical Network	$ 197,497	8.9%	Includes our passive equity ownership interest, along with a CHF 37 million loan as part of a syndicated loan facility.
Aevis	64,859	4.6%	Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our original investment of CHF 47 million is marked-to-market quarterly.
Priory Group	43,913	9.2%	In order to close the 2021 acquisition of 35 facilities, we made an investment in Priory, proceeds of which were paid to the former owner.
Aspris	15,910	9.2%	Includes our passive equity ownership interest in Aspris, a spin-off of Priory's education and children's services line of business.
Total	$ 322,179		

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS


2%
98%
Unconsolidated Operating Entities
All Other Assets

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025

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APPENDIX - NON-GAAP RECONCILIATIONS

ADJUSTED NET DEBT/ANNUALIZED EBITDA*re*

(Unaudited)

(Amounts in thousands)

	For the Three Months Ended December 31, 2025		Annualized	
ADJUSTED EBITDA*re* RECONCILIATION				
Net income	$	17,597		
Add back:				
Interest		132,457		
Income tax		8,506		
Depreciation and amortization		69,672		
Gain on sale of real estate		(1,389)		
Real estate impairment charges		18,705		
Adjustment to reflect MPT's share of unlevered EBITDA*re* from unconsolidated real estate joint ventures[(A)]		9,830		
4Q 2025 EBITDA*re*	$	255,378		
Share-based compensation		(5,118)		
Other impairment charges, net		19,164		
Litigation, bankruptcy and other costs		2,399		
Non-cash fair value adjustments		(16,928)		
4Q 2025 Adjusted EBITDA*re*	$	254,895	$	1,019,580
Adjustments for mid-quarter investment activity[(B)]		(560)		
4Q 2025 Transaction Adjusted EBITDA*re*	$	254,335	$	1,017,340
ADJUSTED NET DEBT RECONCILIATION				
Total debt at December 31, 2025	$	9,697,835		
Less: Cash at December 31, 2025		(540,859)		
Less: Cash funded for development and capital addition projects at December 31, 2025[(C)]		(530,572)		
Adjusted Net Debt	$	8,626,404		

Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA*re* as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA*re* are held constant. In our calculation, we start with EBITDA*re*, as defined by Nareit, which is net income before interest expense, income tax expense, depreciation and amortization, losses/gains on disposition of depreciated property, impairment losses, and adjustments to reflect our share of EBITDA*re* from unconsolidated real estate joint ventures. We then adjust EBITDA*re* for share-based compensation, non-cash fair value adjustments and other items that would make comparison of our operating results with prior periods and other companies more meaningful, to derive Adjusted EBITDA*re*. We adjust net debt for cash funded for building improvements in progress and construction in progress for which we are not yet receiving rent to derive Adjusted Net Debt. We adjust Adjusted EBITDA*re* for the effects from investments and capital transactions that were completed during the period, assuming such transactions were consummated/fully funded as of the beginning of the period to derive Transaction Adjusted EBITDA*re* Although non-GAAP measures, we believe Adjusted Net Debt, Adjusted EBITDA*re*, and Transaction Adjusted EBITDA*re* are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

(A) Includes only the unlevered portion of our share of EBITDA*re* from unconsolidated real estate joint ventures, as we have excluded any net debt from our unconsolidated real estate joint ventures in the Adjusted Net Debt line. We believe this adjustment is needed to appropriately reflect the relationship between EBITDA*re* and net debt.

(B) Reflects a full quarter impact from our mid-quarter investments, disposals, and loan payoffs.

(C) Reflects development and capital improvement projects that are in process and not yet generating a cash return.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2025

20

10500 Liberty Parkway Birmingham, AL 35242 (205) 969-3755 NYSE: MPT MPT.com Charles Lambert Senior Vice President of Finance and Treasurer (205) 397-8897 or clambert@mpt.com